SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2006

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

38 Corporate Circle, Albany, New York	12203

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (518) 452-1242

None

(Former name or former address, if changed since last report.)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Second Amendment to Credit Agreement

On October 20, 2006, Trans World Entertainment Corporation (the “Company”) and Bank of America N.A., entered into a Second Amendment (the “Amendment”) to the Company’s existing revolving Credit Facility dated January 5, 2006. The Amendment increases the maximum amount available to the Company for borrowing to $150 million from $130 million, under the same terms and conditions.

The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

      (c)EXHIBITS. The following are furnished as Exhibits to this Report:

Exhibit
No.	Description

4.1	Second Amendment to Credit Agreement between Trans World Entertainment Corporation and Bank of America N.A. dated October 20, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

/s/John J. Sullivan
Date: October 23, 2006
John J. Sullivan
Executive Vice President-Finance, Chief Financial Officer and Secretary